SUPPLEMENT DATED NOVEMBER 26, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC LIFE FUNDS –

PL FLOATING RATE INCOME FUND CLASS A, C, I AND ADVISOR SHARES

DATED AUGUST 1, 2014

This supplement revises the PL Floating Rate Income Fund Class A, C, I and Advisor Shares summary prospectus dated August 1, 2014, (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will go into effect on December 31, 2014 unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective December 31, 2014, pursuant to approval by the board of trustees of Pacific Life Funds (the “Trust”), the names of the Trust and each series of the Trust (each a “Fund” and together, the “Funds”) will be changed. No investment goals or investment strategies of any Fund will change as a result of these name changes.

Accordingly, effective December 31, 2014, all references to “Pacific Life Funds” will be changed to “Pacific FundsSM” and all references to “PL Floating Rate Income Fund” will be changed to “Pacific FundsSM Floating Rate Income”.

In addition, effective immediately, the third and fourth paragraph in the Principal Investment Strategies subsection has be deleted and replaced with the following:

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities, including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments may include those that are stressed, distressed or in default.